                     UNAPPROVED EMPLOYEE SHARE OPTION SCHEME
                     ---------------------------------------

                 (FOR THE PURPOSE OF EXCHANGING SHARE OPTIONS IN
                 POLYDOC PLC (NOW SOPHEON PLC) FOR SHARE OPTIONS
                         IN POLYDOC NV (NOW SOPHEON NV)
                     AND FOR GRANTING FURTHER SHARE OPTIONS
                       TO EMPLOYEES SUBJECT TO DUTCH TAX)



                  ---------------------------------------------

                                      RULES
                                     - OF -
                             THE SOPHEON UNAPPROVED
                               SHARE OPTION SCHEME
                               (AS AT 1 JULY 2000)
                                   SOPHEON PLC

                  --------------------------------------------




                                  EDGE ELLISON
                              18 SOUTHAMPTON PLACE
                                 LONDON WC1A 2AJ

                               TEL: 020 7404 4701

                                    REF: HTE

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                                      RULES

                                     - OF -

                             THE SOPHEON UNAPPROVED
                               SHARE OPTION SCHEME

              (ADOPTED 28 AUGUST 1996 AND AMENDED ON 30 JUNE 2000)

                                   SOPHEON PLC

1.       DEFINITIONS

1.1      In these Rules:-

"AUDITORS" means the auditors for the time being of the Company, or if there are joint auditors, such of them as the Directors shall nominate

"COMPANY" means Sopheon Plc which is registered under number 3217859

"DIRECTORS" means the Board of Directors of the Company or a duly authorised committee thereof

"ELIGIBLE EMPLOYEE" means any person, other than one who is a director of the Company at the date of adoption of the Scheme, who is an employee of the Company or any Subsidiary

"EMPLOYEE SHARE OPTION SCHEME" means a scheme involving the grant of options for encouraging or facilitating the holding of shares in the Company by or for the benefit of the bona fide employees of the Company or any Subsidiary (other than an SAYE Scheme)

"EQUITY SHARE CAPITAL" means the aggregate of the issued share capital of the Company other than shares which as respects dividends and capital carry a right to participate only up to a specified amount in a distribution

"MARKET VALUE" shall be determined in advance for the purpose of the Scheme by agreement in writing between the Company and the relevant Dutch tax authorities calculated as at the time when the rights in relation to the Shares were obtained or, in a case where an agreement relating to them has been made, such earlier time or times as may be provided therein

"OPTION" means a right to acquire Shares granted in accordance with the Rules

"OPTION EXERCISE DATE" means the date when an Option is effectively exercised by depositing such documents as are necessary to comply with the provisions of Rule 5.1

"OPTION CERTIFICATE" means a certificate issued pursuant to Rules 2.2 or 5.2

"OPTION HOLDER" means a person entitled to exercise an Option, including, where the context so admits, his personal representatives

"POLYDOC OPTION HOLDER" means a person to whom options have been granted pursuant to the PolyDoc NV Stock Option

"POLYDOC NV STOCK OPTION" means the Stock Option Agreement, a copy of which as translated into English is annexed hereto, under which PolyDoc NV has granted options over 71,000 ordinary shares of Dfl1 each in PolyDoc NV to the PolyDoc Option holders

"RELEVANT NUMBERS" means 10 Shares for each ordinary share of Dfl1 in PolyDoc NV over which options have been granted to the relevant PolyDoc Option holder under the PolyDoc NV Stock Option

"RULES" means these Rules as amended from time to time

"SAYE SCHEME" means an approved savings-related share option scheme

"SCHEME" means this scheme known as "The Sopheon Unapproved Share Option Scheme" as constituted in accordance with the Rules

"SHARE" means a fully paid Ordinary Share in the capital for the time being of the Company

"STOCK EXCHANGE" means The London Stock Exchange Limited

"SUBSCRIPTION PRICE" means:

(i) in respect of Options granted pursuant to Rule 2.1, 20p per Share (subject to future adjustment as provided in Rule 3) payable on the exercise of an Option being the approximate sterling equivalent of the relevant proportion of the subscription price under the PolyDoc NV Stock Option; or

(ii) in respect of Options granted pursuant to Rule 2.2, such amount as the Directors may determine being not less than the greater of the Market Value and the nominal value thereto

"Subsidiary" means a subsidiary of the Company within the meaning given thereto by Section 736 of the Companies Act 1985

"SURRENDER AGREEMENT" means a document in a form approved by the Directors executed by a PolyDoc Option holder surrendering all his existing options under the PolyDoc NV Stock Option

1.2 Where the context so admits or requires the singular includes the plural and the masculine includes the feminine and vice versa; references to any statutory provision shall include any modification or re-enactment thereof

1.3      Headings shall be ignored in construing the Rules

2.       GRANT OF OPTIONS

2.1 Subject to the provisions of these Rules, the Directors shall on receipt of a Surrender Agreement from any PolyDoc Option holder grant to that PolyDoc Option holder an Option to subscribe for the Relevant Number of Shares at the Subscription Price

2.2 Subject to the provisions of these Rules, the Directors may in their absolute discretion grant to any Eligible Employee an Option to subscribe for such number of Shares as they may determine at the Subscription Price provided that such Option may only be granted within 42 days next following the preliminary announcement of the Company's final results and/or the announcement of the Company's interim results in respect of any financial period or if no such announcement is made within 42 days next following any approval by members of the Company of its accounts in general meeting

2.3 Options granted pursuant to Rule 2.1 shall be granted in consideration of the surrender of options under the PolyDoc NV Stock Option but otherwise no payment shall be required on the grant of any Option

3.       SUBSCRIPTION PRICE ADJUSTMENTS

In the event that the Equity Share Capital shall be varied in consequence of a capitalisation issue or rights issue, or subdivision, consolidation or reduction of share capital the Directors shall request the Auditors to certify what in their opinion (acting as experts and not as arbitrators) should be the adjustments made to the number of Shares comprised in an Option and/or the Subscription Price thereof including where appropriate retrospective adjustments where such variation occurs after an Option Exercise Date but where the effective date of such variation precedes such Option Exercise Date on the basis that the Subscription Price payable on full exercise of any Option shall not be increased and the Subscription Price for any Share shall not be less than the nominal value thereof and such certificate shall in the absence of manifest error be final and binding upon all parties

4.       LIMITATIONS ON OPTION SHARES

4.1 Subject to Rule 3, the number of Shares over which Options may be granted when aggregated with Shares over which options may have been granted pursuant to any other Employee Share Option Scheme shall not exceed 3,000,000 Shares

4.2 For the purposes of this Rule 4 no account shall be taken of options which have lapsed

5.       INCORPORATION OF POLYDOC NV STOCK OPTION PROVISIONS

The Articles set out in the PolyDoc NV Stock Option shall apply to the Scheme as if set out herein subject to the following:

5.1      The provisions of Articles 2.1, 2.2, 3, 5.2, 5.3, 5.4, 6, 13, 14, 15,
         and 16 shall not apply

5.2 For the purposes of those Articles which do so apply unless the context otherwise requires:-

         (a) "the Company" means the Company under this Scheme (save in Articles 8.2 and 8.3 where it shall mean the Company under this Scheme or a company affiliated to the Company under this Scheme)

         (b)      "the Options" means Options granted under this Scheme

         (c)      "the Option Date" means:-

                  (i) in respect of Options granted pursuant to Rule 2.1, 17 July 1996; or

                  (ii) in respect of Options granted pursuant to Rule 2.2, the date on which the Option is granted

         (d)      "the Employee" means the relevant Option holder

         (e) "listed on the Stock Exchange" means listed in the Official List of the Stock Exchange or admitted to trading on the Alternative Investment Market

         (f)      "Shares" means Shares under this Scheme

6.       EXERCISE OF OPTIONS

6.1 Subject as provided by the Rules, Options may be exercised at any time in whole or in part and by the deposit on any business day at the registered office of the Company (or at such other place as the Directors may determine) of a written notice (endorsed on the reverse of the Option Certificate) exercising the Option signed by or on behalf of the Option holder and specifying the number of Shares in respect of which the Option is being exercised together with Option Certificates sufficient to cover the number of Shares in respect of which the Option is being exercised and payment in full of the Subscription Price for the total number of Shares in respect of which the Option is exercised

6.2 Subject to the Rules, the Directors shall as soon as practicable, and in any event not later than 30 days, after the Option Exercise Date allot and issue the certificate for such Shares in respect of the Option which has been exercised to the Option holder which shall be despatched to the Option holder together with (if appropriate) a separate certificate for any balance of Options in respect of which there has been no exercise, and such despatch shall be free of charge

6.3 The exercise of an Option in part shall not prejudice the exercise on the same terms as originally applied to the Option of the remainder of the Option but no Option shall be capable of exercise in part in amounts of less than 1,000 Shares

6.4 Shares issued on exercise of an Option will carry the right to participate in full in all dividends or other distributions declared, paid or made on the Shares on or after the Option Exercise Date of such Option and, subject thereto, such Shares shall rank pari passu in all respects with the Shares in issue on the Option Exercise Date

6.5 All allotments and issues of Shares will be subject to any necessary consents under any relevant enactments or regulations for the time being in force in the United Kingdom or elsewhere, and it shall be the responsibility of the Option holder to comply with any requirements to be fulfilled in order to obtain or obviate the necessity for any such consent

6.6 At any time when the issued Ordinary Share capital of the Company is listed in the Official List of The Stock Exchange, the Company will apply to the Council of The Stock Exchange for all Shares allotted under the Scheme to be admitted to the Official List as soon as practicable and in any event not more than one month after allotment and at any time when the issued Ordinary Share capital of the Company is traded on the Alternative Investment Market, the Company will apply for all Shares allotted under the

Scheme to be admitted to trading on the Alternative Investment Market as soon as practicable and in any event not more than one month after allotment

7.       GENERAL

7.1 The provisions of the Company's Articles of Association for the time being with regard to the service of notices on members shall apply mutatis mutandis to any notice to be given under the Scheme to an Option holder

7.2 The Company shall send to the Option holder copies of all documents sent to the holders of Shares at the same time as they are sent to such holders

7.3 The decision of the Directors in any dispute relating to an Option or matter relating to the Scheme shall be final and conclusive

7.4 An Option holder shall not be entitled to any additional right to compensation or damages upon termination of his employment by his participation in the Scheme or for any other reason

7.6 The Company shall at all times maintain an amount of authorised and unissued Shares sufficient to satisfy outstanding Options under the Scheme

8.       GOVERNING LAW

The Scheme and all Options shall be governed by and construed in accordance with English law